                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 July 6, 2000
                     ------------------------------------
                               (Date of Report)

                            FISHER COMPANIES INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

        Washington                   000-22349                   91-0222175
----------------------------   ---------------------         -------------------
(State or Other Jurisdiction   (Commission File No.)          (IRS Employer
   of Incorporation)                                         Identification No.)


 1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices, including Zip Code)

                                (206) 624-2752
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                     None
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

     On July 6, 2000, Fisher Companies Inc. announced the retirement of Patrick
M. Scott, President and CEO of Fisher Broadcasting Inc.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

     (c)   Exhibits

     99.1 Press Release, dated July 6, 2000, regarding announcement of the retirement of Patrick M. Scott, President and CEO of Fisher Broadcasting Inc.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FISHER COMPANIES INC.

Dated: July 14, 2000                 By  /s/ David D. Hillard
                                     ------------------------------------------
                                     David D. Hillard
                                     Senior Vice President and Chief Financial
                                     Officer, and Secretary

                                 EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------
99.1               Press Release, dated July 6, 2000, regarding announcement of the retirement of Patrick M. Scott, President and CEO of Fisher Broadcasting Inc.